SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) December 29, 1997
                  The Originators listed below under a Pooling and Servicing Agreement, dated as of November 30, 1997, providing for the issuance of The Money Store Home Equity
                  Trust Asset-Backed  Certificates, Series
                  1997-D.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          THE MONEY STORE/KENTUCKY INC.
              Exact name of registrant as specified in its charter)

     *                               333-32775                      *
(State or other                   (Commission File          (IRS Employer ID
jurisdiction of                       Number)                    Number)
incorporation)
                   -------------------------------------------
                                *--See Schedule A


2840 MORRIS AVENUE, UNION, NEW JERSEY                   07083
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

                                    SCHEDULE


                                                                   IRS
                                        State                    Employer
                                          of                   Identification
        REGISTRANT                  INCORPORATION                 NUMBER

TMS Mortgage Inc.                    New Jersey                 22-3217781
The Money Store/D.C. Inc.               D.C.                    22-2133027
The Money Store/Minnesota Inc.       Minnesota                  22-3003495
The Money Store Home Equity           Kentucky                  22-2522232
Corp.
The Money Store/Kentucky Inc.         Kentucky                  22-2459832

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

EXHIBIT NO.

23.1      Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TMS MORTGAGE INC.
                                 THE MONEY STORE/D.C. INC.
                                 THE MONEY STORE/MINNESOTA INC.
                                 THE MONEY STORE HOME EQUITY CORP.
                                 THE MONEY STORE/KENTUCKY INC.


                                 By:    /S/ MICHAEL BENOFF
                                 Name:  Michael Benoff
                                 Title: Executive Vice President



Dated:

                                  EXHIBIT INDEX

EXHIBIT

23.1                  Consent of Coopers & Lybrand L.L.P.